Shareholders' Equity	12 Months Ended
Mar. 31, 2026
Equity [Abstract]
Shareholders' Equity

15. Shareholders’ Equity

Ordinary shares

 The Company is a British Virgin Islands business company limited by shares. Under its memorandum and articles of association, the Company is authorized to issue an unlimited number of ordinary shares with no par value.

As of March 31, 2025, the Company had 5,100,000 ordinary shares issued and outstanding. There were no ordinary shares issued during the year ended March 31, 2026. Consequently, as of March 31, 2026, the Company had 5,100,000 ordinary shares issued and outstanding.

All share amounts have been retroactively restated to reflect the 1-for-3 share consolidation that became effective on May 26, 2026. See Note 17 for more details.